                                     ANNUAL
                                     REPORT
                                October 31, 2001

                                     GRANUM
                                     VALUE
                                      FUND
                              Shareholder Services
                                 1-888-5-GRANUM
                                   (547-2686)

                                 GRANUM CAPITAL
                               MANAGEMENT, L.L.C.
                               Investment Adviser

GRANUM VALUE FUND

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
FOR FISCAL YEAR ENDING OCTOBER 31, 2001

                                                               November 30, 2001

Dear Shareholder,

For the fiscal year ending October 31, 2001, the total return of Granum Value Fund was -3.7% versus -24.9% for the S&P 500. The Fund's outperformance of the S&P 500 by approximately 20 percentage points during the last fiscal year resulted primarily from our stocks maintaining their value in a steeply declining market. We also benefited from put options that we held on selected market indices and from our fiscal 2001 strategy of being less than fully invested.

The Fund's portfolio continues to compare favorably to the market. Unlike the S&P 500, which is trading at 22X estimated 2002 earnings, the stocks in our portfolio are attractively priced. Based on our current estimates, our top 30 positions (representing about 80% of the Fund's net assets) trade at 13X estimated 2002 earnings. This discount of 41% represents a significant opportunity for shareholders in our view. The undervalued stocks we hold in the portfolio continue to meet our key criteria for achieving superior long-term capital appreciation: they are currently generating above average Return on Equity and Return on Assets and have the potential to produce sustainable above average earnings growth.

Our top five positions (representing approximately 30% of the Fund's net assets) as of October 31, 2001 were Fannie Mae, Bank of New York, Reynolds & Reynolds, Everest Re Group, Ltd. and Computer Associates.

Fannie Mae (FNM), which issues bonds backed by pools of home mortgages, is a high quality company with one of the best long-term growth rates among publicly traded companies. They have generated a compound earnings growth rate of more than 14% over the last ten years and a return on equity of more than 24%. We believe Fannie Mae's earnings should grow by 20% this year and 15% in 2002, yet its stock has a price-to-earnings ratio of only 13.5X next year's projected earnings.

Bank of New York (BK) is not a traditional lending institution, yet its stock is priced as if it were. Over 60% of the company's revenues come from selling administrative and securities processing services, such as serving as custodian for American Depositary Receipts. These activities are less risky than providing loans, but they can generate higher returns on equity.

Reynolds & Reynolds "A" (REY) provides software and related services to the automobile makers and dealerships. Their share price is up is more than 16% YTD through October 31, 2001. Reynolds has over a 40% market share and is the only significant competitor focused solely on the auto dealership market.

Everest Re Group (RE) sells insurance and reinsurance in the U.S. and internationally. The company managed to stay in the black in recent years while many of its peers were losing money. Although we expect its profits to be hurt this year because of the terrorist attacks on New York and Washington, its exposure is relatively modest.
--------------------------------------------------------------------------------

GRANUM VALUE FUND

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (CONTINUED)

However, because insurance rates have begun to firm up, we believe that Everest's earnings should show a significant jump next year.

The share price of Computer Associates International (CA), one of the largest software companies, has risen 54% YTD through October 31, 2001. Despite this increase, Computer Associates is still trading at 12X estimated 2002 earnings.

To keep up-to-date on news of interest on Granum Value Fund we invite you to join us at our web site at www.granumfunds.com.

As always, we are grateful for the trust you have placed in us. Thank you for investing in Granum Value Fund.

Sincerely,

/s/ LEWIS M. EISENBERG                           /s/ WALTER F. HARRISON, III
Lewis M. Eisenberg                               Walter F. Harrison III
Co-Chairman                                      Co-Chairman

Note: Shares of the fund are offered and sold through the currently effective prospectus, which must precede or accompany this report. Investment returns will fluctuate and when redeemed, shares may be worth more or less than their cost. Performance information reflects the total return of the fund and reflects changes in share price and reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results. An investment in this non-diversified fund may or may not offer greater return potential than an investment in a diversified fund. However, such an investment often involves greater risks and investors should carefully read the prospectus before investing. Distributed by Mercer Allied Company and Granum Securities, LLC. Information above regarding the fund's portfolio does not represent all investments held by the fund and may not be representative of the fund's current or future investments. The holdings presented are as of October 31, 2001, do not include the fund's entire investment portfolio and may change at any time.
--------------------------------------------------------------------------------
 2

GRANUM VALUE FUND

--------------------------------------------------------------------------------
FUND PERFORMANCE
[GRAPH]

                                                                     GRANUM VALUE FUND                       S&P 500
                                                                     -----------------                       -------
5/1/97                                                                    10000.00                           10000.00
10/31/97                                                                  11695.00                           11516.00
4/30/98                                                                   13495.00                           14106.00
10/31/98                                                                  10965.00                           14048.00
4/30/99                                                                   12474.00                           17184.00
10/31/99                                                                  12686.00                           17655.00
4/30/00                                                                   14020.00                           18924.00
10/31/00                                                                  14751.00                           18730.00
4/30/01                                                                   14877.00                           16468.00
10/31/01                                                                  14201.00                           14066.00

$14,201 (Granum Value Fund)
$14,066 (S&P 500)

                                                                    AVERAGE ANNUAL RATE OF RETURN
                                                                          FOR PERIODS ENDED
                                                                           OCTOBER 31, 2001
                                                                    -----------------------------
                                                                  1 YEAR       3 YEAR        SINCE
                                                                  ------       ------      INCEPTION
                                                                                            5/1/97
                                                                                           ---------
Granum Value Fund                                                  -3.73%      9.00%         8.09%
S&P 500                                                           -24.90%      0.04%         7.86%

                  INVESTMENT PERIOD

    The Standard & Poor's 500 Stock Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

    This chart assumes an initial gross investment of $10,000 made on 5/01/97 (commencement of operations). Returns shown included the reinvestment of all dividends. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------

GRANUM VALUE FUND

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2001

                                           MARKET
  SHARES                                   VALUE
----------                              ------------
             COMMON STOCKS 92.0%**
             -------------------------
             BANKS AND SAVINGS & LOANS
             13.7%**
  243,700    The Bank of New York
               Company, Inc. (d)        $  8,288,237
   73,200    Dime Bancorp, Inc.            2,480,016
   73,200    Dime Bancorp, Inc.
               Warrants (c ) *                15,372
   99,000    North Fork
               Bancorporation, Inc.        2,762,100
  140,585    Ocwen Financial
               Corporation *               1,209,031
   45,600    PFF Bancorp, Inc.             1,140,000
   20,600    US Bancorp                      366,268
                                        ------------
                                          16,261,024
                                        ------------

             BUILDING & HOUSING 6.7%**
  102,800    Forest City Enterprises,
               Inc. -- Class A             4,990,940
   90,562    Pulte Homes, Inc.             2,943,265
                                        ------------
                                           7,934,205
                                        ------------

             BUSINESS SERVICES 7.5%**
   19,500    Convergys Corporation *         547,950
  292,300    The Reynolds & Reynolds
               Company -- Class A          6,942,125
   88,300    Tier Technologies, Inc. *     1,412,800
                                        ------------
                                           8,902,875
                                        ------------

                                           MARKET
  SHARES                                   VALUE
----------                              ------------
             DEFENSE 4.6%**
   63,000    Alliant Techsystems Inc.
               (d) *                    $  5,497,380
                                        ------------
             ENERGY SERVICES 0.4%**
   71,600    Petroleum Geo-Services
               ASA ADR *                     423,156
                                        ------------
             ENTERTAINMENT & LEISURE
             4.8%**
   27,000    Brunswick Corporation           483,030
   55,200    Hilton Hotels Corporation       472,512
  119,300    Hollywood Media Corp *          365,058
   78,175    Lakes Gaming, Inc. *            441,689
  414,000    Park Place Entertainment
               Corporation *               2,964,240
   52,600    WMS Industries Inc. *           944,170
                                        ------------
                                           5,670,699
                                        ------------

             FINANCIAL SERVICES
             16.2%**
   80,000    Ag Services of America,
               Inc. *                        832,000
  140,000    DVI, Inc. *                   2,205,000
  133,200    Fannie Mae (d)               10,783,872
   20,000    ITLA Capital Corporation
               *                             373,800
  112,000    Radian Group, Inc.            3,793,440
  137,100    Resource Bancshares
               Mortgage Group, Inc.        1,194,141
                                        ------------
                                          19,182,253
                                        ------------

             HEALTH CARE 1.9%**
   51,500    HCA Inc.                      2,042,490
   56,400    BriteSmile, Inc. *              268,464
                                        ------------
                                           2,310,954
                                        ------------

                     See Notes to the Financial Statements
--------------------------------------------------------------------------------
 4

GRANUM VALUE FUND

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001

                                           MARKET
  SHARES                                   VALUE
----------                              ------------
             INSTRUMENTS & RELATED
             PRODUCTS 3.2%**
   82,000    Mettler-Toledo
               International, Inc. *    $  3,764,620
                                        ------------
             INSURANCE 8.1%**
  110,500    CNA Financial Corporation
               *                           2,782,390
  101,200    Everest Re Group, Ltd.        6,765,220
                                        ------------
                                           9,547,610
                                        ------------
             PHARMACEUTICALS 1.9%**
   37,000    Teva Pharmaceutical
               Industries Ltd. ADR         2,286,600
                                        ------------

             PRINTING & PUBLISHING
             0.9%**
   97,700    Hollinger International
               Inc.                        1,009,241
                                        ------------
             PRIVATE PLACEMENTS 1.5%**
   28,850    American Technology
               Convertible Preferred
               (Acquired 12/22/98;
               Cost $288,500) (a)(b) *       148,289
  214,625    Intertainer Inc. Series C
               Convertible Preferred
               (Acquired 2/12/99,
               5/12/00; Cost
               $1,249,875) (a)(b) *        1,594,664
                                        ------------
                                           1,742,953
                                        ------------

                                           MARKET
  SHARES                                   VALUE
----------                              ------------

             REITS 9.1%**
  181,100    Anthracite Capital, Inc.   $  1,800,134
  120,000    Capital Automotive REIT       2,322,000
  238,100    RFS Hotel Investors, Inc.     2,202,425
  181,300    Redwood Trust, Inc.           4,487,175
                                        ------------
                                          10,811,734
                                        ------------

             RESTAURANTS 0.5%**
  158,300    The Smith & Wollensky
               Restaurant Group, Inc.
               *                             601,540
                                        ------------

             RETAILING 0.4%**
  158,300    Good Guys, Inc. *               424,244
                                        ------------

             SEMICONDUCTORS &
             SEMICONDUCTOR CAPITAL
             EQUIPMENT 1.5%**
   74,900    Intel Corporation (d)         1,829,058
                                        ------------

             SOFTWARE 5.4%**
  206,700    Computer Associates
               International, Inc.         6,391,164
                                        ------------

             SPECIALTY CHEMICALS
             3.1%**
   41,700    GenTek, Inc.                     57,129
   60,000    OM Group, Inc.                3,633,000
                                        ------------
                                           3,690,129
                                        ------------

                     See Notes to the Financial Statements
--------------------------------------------------------------------------------

GRANUM VALUE FUND

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2001

                                           MARKET
  SHARES                                   VALUE
----------                              ------------
             TELECOMMUNICATIONS 0.6%**
   75,000    Citizens Communications
               Company *                $    666,750
                                        ------------
             Total Common Stocks (Cost
               $85,984,904)              108,948,189
                                        ------------
             PRIVATE PLACEMENT
               WARRANTS 0.0%**
             ---------------------
   28,850    American Technology
               Warrants, expires
               11/30/01, (Acquired
               12/22/98; Cost $0)
               (a)(b) *                           --
    3,166    Hollywood Media Corp.
               Warrants, expires
               5/17/04 (Acquired
               5/17/99; Cost $0)
               (a)(b) *                           56
   31,250    Good Guys Warrants,
               expires 8/19/02
               (Acquired 8/17/99; Cost
               $0) (a)(b) *                    3,897
   26,800    International Isotopes
               Warrants, expires
               5/28/02 (Acquired
               5/28/99; Cost $0)
               (a)(b) *                           --
                                        ------------
             Total Private Placements
               Warrants (Cost $0)              3,953
                                        ------------

PRINCIPAL                                  MARKET
  AMOUNT                                   VALUE
----------                              ------------
             VARIABLE RATE DEMAND
               NOTES 5.1%**
             -------------------------
$ 336,472    American Family Financial
               Services, Inc. 2.04%     $    336,472
  336,632    Wisconsin Electric Power
               Company, 2.04%                336,632
   30,000    Wisconsin Corporate
               Central Credit Union,
               1.99%                          30,000
5,343,112    Firstar Bank 2.07%            5,343,112
                                        ------------
             Total Variable Rate
               Demand Notes (Cost of
               $6,046,216)                 6,046,216
                                        ------------
CONTRACTS
----------
                           (100 shares
                         per contract)
             PUT OPTIONS
               PURCHASED 1.2%**
             -------------------------
      200    S & P 500 Index,
               Expiration November
               2001, Exercise Price
               $1,125                      1,480,000
                                        ------------
             Total Put Options
               Purchased (Cost
               $1,138,100)
             Total Investments (Cost
               of $93,169,220) 98.3%
               **                       $116,478,358
                                        ============

*  Non-income producing security.
** Calculated as a percentage of net assets.
(a) Restricted Security.
(b) Board Valued Security.
(c) Represents one Litigation Tracking Warrant (LTW). Each LTW represents the right to purchase a specified amount of Dime Bancorp, Inc. (New) common stock at an exercise price of $0.01 per share.
(d) All or a portion of the shares have been committed as collateral for open short positions.
ADR -- American Depository Receipt

                     See Notes to the Financial Statements
--------------------------------------------------------------------------------
 6

GRANUM VALUE FUND

--------------------------------------------------------------------------------
SCHEDULE OF SECURITIES SOLD SHORT
OCTOBER 31, 2001

                                           MARKET
SHARES                                     VALUE
------                                     ------
 1,500   Alliant Techsystems Inc.        $  130,890
79,000   The Bank of New York Company,
           Inc.                           2,686,790
19,000   Fannie Mae                       1,538,240
74,900   Intel Corporation                1,829,058
                                         ----------
         TOTAL SECURITIES SOLD SHORT
           (PROCEEDS $8,203,409)         $6,184,978
                                         ==========

                     See Notes to the Financial Statements
--------------------------------------------------------------------------------

GRANUM VALUE FUND

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2001

ASSETS:
  Investments, at value (Cost $93,169,220)..................  $116,478,358
  Short-term investments of collateral received for
    securities loaned.......................................       913,950
  Receivable for investments sold -- long...................        27,487
  Dividends receivable......................................       102,701
  Interest receivable.......................................        30,064
  Receivable from broker for proceeds on securities sold
    short...................................................     8,203,409
  Fund shares sold..........................................       149,808
  Other receivables.........................................         1,085
  Organizational expenses, net of accumulated
    amortization............................................        11,201
  Prepaid expenses..........................................        22,894
                                                              ------------
         Total assets.......................................   125,940,957
                                                              ------------
LIABILITIES:
  Investments sold short, at value (proceeds $8,203,409)....     6,184,978
  Collateral for securities loaned..........................       913,950
  Payable to Investment Adviser.............................       202,443
  Distribution fees payable.................................        50,011
  Shareholder service fees payable..........................        25,305
  Accrued expenses and other liabilities....................       101,540
                                                              ------------
         Total liabilities..................................     7,478,227
                                                              ------------
NET ASSETS..................................................  $118,462,730
                                                              ============
NET ASSETS CONSIST OF:
  Capital stock.............................................  $ 94,332,709
  Accumulated net realized loss on investments and option
    contracts expired or closed.............................    (1,197,548)
  Net unrealized appreciation on:
    Investments.............................................    23,309,138
    Short positions.........................................     2,018,431
                                                              ------------
         Total Net Assets...................................  $118,462,730
                                                              ============
  Shares of beneficial interest outstanding (unlimited
    number of shares of beneficial interest authorized,
    $.001 par value)........................................     4,207,251
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
  SHARE.....................................................        $28.16
                                                              ============

                     See Notes to the Financial Statements
--------------------------------------------------------------------------------
 8

GRANUM VALUE FUND

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2001

INVESTMENT INCOME:
  Dividend income (net of foreign taxes withheld of
    $2,206).................................................  $ 2,107,160
  Interest income...........................................      231,369
  Securities lending income.................................        6,115
                                                              -----------
    Total investment income.................................    2,344,644
                                                              -----------
EXPENSES:
  Investment advisory fee...................................    2,408,558
  Distribution fees.........................................      602,140
  Shareholder servicing fees................................      301,070
  Administration fees.......................................       81,907
  Reports to shareholders...................................       18,148
  Fund accounting fees......................................       32,963
  Trustees' fees and expenses...............................       45,450
  Professional fees.........................................       53,874
  Custody fees..............................................       62,608
  Transfer agent fees and expenses..........................       63,294
  Federal and state registration............................       21,794
  Amortization of organizational expenses...................       22,590
  Insurance expense.........................................       21,896
  Other.....................................................        7,286
                                                              -----------
    Total operating expenses before dividend expense on
     short sales............................................    3,743,578
  Dividend expense on short sales...........................       84,026
                                                              -----------
    Total operating expenses................................    3,827,604
                                                              -----------
NET INVESTMENT LOSS.........................................   (1,482,960)
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
    Investments.............................................   (2,273,731)
    Option contracts expired or closed......................    1,509,325
  Change in unrealized appreciation on investments..........   (2,299,998)
                                                              -----------
NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS...........   (3,064,404)
                                                              -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $(4,547,364)
                                                              ===========

                     See Notes to the Financial Statements
--------------------------------------------------------------------------------

GRANUM VALUE FUND

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                 YEAR ENDED         YEAR ENDED
                                                              OCTOBER 31, 2001   OCTOBER 31, 2000
                                                              ----------------   ----------------
OPERATIONS:
  Net investment loss.......................................    $ (1,482,960)      $   (655,213)
  Net realized gain (loss) on investments and option
    contracts expired or closed.............................        (764,406)         2,643,405
  Change in unrealized appreciation or depreciation on
    investments.............................................      (2,299,998)        16,246,011
                                                                ------------       ------------
    Net increase (decrease) in net assets resulting from
      operations............................................      (4,547,364)        18,234,203
                                                                ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income................................              --           (654,795)
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold.................................      10,364,992          6,128,124
  Proceeds from shares issued to holders in reinvestment of
    dividends...............................................              --            649,489
  Cost of shares redeemed...................................      (6,853,118)       (26,562,981)
                                                                ------------       ------------
    Net increase (decrease) in net assets from capital share
      transactions..........................................       3,511,874        (19,785,368)
                                                                ------------       ------------
TOTAL DECREASE IN NET ASSETS................................      (1,035,490)        (2,205,960)
NET ASSETS:
  Beginning of period.......................................     119,498,220        121,704,180
                                                                ------------       ------------
  End of period.............................................    $118,462,730       $119,498,220
                                                                ============       ============

                     See Notes to the Financial Statements
--------------------------------------------------------------------------------
 10

GRANUM VALUE FUND

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                              YEAR ENDED OCTOBER 31,                     MAY 1, 1997(1)
                                                --------------------------------------------------          THROUGH
                                                  2001          2000          1999          1998        OCTOBER 31, 1997
                                                --------      --------      --------      --------      ----------------
Per share data:(4)
Net asset value, beginning of period..........  $  29.25      $  25.29      $  21.93      $  23.39          $ 20.00
                                                --------      --------      --------      --------          -------
Income from investment operations:
Net investment income (loss)..................     (0.35)(5)     (0.16)(5)      0.16          0.03            (0.03)
Net realized and unrealized gain (loss) on
  investments.................................     (0.74)         4.26          3.28         (1.49)            3.42
                                                --------      --------      --------      --------          -------
Total from investment operations..............     (1.09)         4.10          3.44         (1.46)            3.39
                                                --------      --------      --------      --------          -------
Less distributions:
Dividends from net investment income..........        --         (0.14)        (0.08)           --               --
                                                --------      --------      --------      --------          -------
Net asset value, end of period................  $  28.16      $  29.25      $  25.29      $  21.93          $ 23.39
                                                ========      ========      ========      ========          =======
Total return..................................     (3.73)%       16.28%        15.69%        (6.24)%          16.95%(2)
Supplemental data and ratios:
Net assets, end of period (000's).............  $118,463      $119,498      $121,704      $118,656          $76,263
Ratio of net expenses to average net assets
  Before expense reimbursement................      3.18%(6)      2.38%         1.59%         1.88%            3.03%(3)
  After expense reimbursement.................      3.18%(6)      2.38%         1.59%         1.88%            2.77%(3)
Ratio of net investment income (loss) to
  average net assets
  Before expense reimbursement................     (1.23)%(7)    (0.55)%        0.64%         0.17%           (0.78)%(3)
  After expense reimbursement.................     (1.23)%(7)    (0.55)%        0.64%         0.17%           (0.52)%(3)
Portfolio turnover rate.......................      3.58%        24.23%        18.18%         3.45%            3.12%

(1)Commencement of operations.
(2)Not annualized.
(3)Annualized.
(4)Information presented relates to a Share of Capital Stock of the Fund outstanding for the entire period.
(5)Net investment income (loss) per share is calculated using ending balances prior to consideration or adjustment for permanent book and tax differences.
(6)The operating ratio included dividends on short positions. The ratio excluding dividends on short positions for the year ended October 31, 2001 was 3.11%.
(7)The net investment income ratio included dividends on short positions. The ratio excluding dividends on short positions for the year ended October 31, 2001 was (1.16%).

                     See Notes to the Financial Statements
--------------------------------------------------------------------------------

GRANUM VALUE FUND

--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS
OCTOBER 31, 2001

1. ORGANIZATION

Granum Value Fund (the "Fund") is a non-diversified series of Granum Series Trust (the "Trust"), an open-end management investment company. The Trust is a Delaware business trust, organized pursuant to a Certificate of Trust dated December 19, 1996. The Trust has established one series of its shares, representing interests in the Fund. The investment objective of the Fund is to seek capital appreciation. The Fund commenced operations on May 1, 1997.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

a) Investment Valuation - Securities are valued at market value as of the close of trading on each business day when the New York Stock Exchange ("NYSE") is open. Securities, other than stock options, listed on the NYSE or other exchanges are valued on the basis of the last reported sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, then the securities are valued at the bid price on the NYSE or other primary exchange. Securities traded in the over-the-counter market are valued on the basis of the last sales price as reported by NASDAQ. If there are no sales on that day, then the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Stock options traded on national securities exchanges are valued at the last sales price, or, if no sales are reported, at the bid price. Securities for which market quotations are not readily available are valued at fair value as determined pursuant to procedures adopted in good faith by the Board of Trustees. As of October 31, 2001, fair value securities represent 1.50% of the Fund's investments, at value. Debt securities which mature in less than 60 days are valued at amortized cost, which approximates market value.

b) Restricted Securities - The Fund owns investment securities which are unregistered and thus restricted as to resale. These securities are valued by the Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933, the Fund has the right to include these securities in such registration, generally without cost to the Fund. The Fund has no right to require registration of unregistered securities. At October 31, 2001, the Fund held restricted securities with an aggregate market value of $1,746,906 representing 1.47% of the net assets of the Fund.

c) Written Option Accounting - The Fund writes put options on stock indices. When the Fund sells an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current
--------------------------------------------------------------------------------

GRANUM VALUE FUND

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NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

value of the option written. Option contracts are valued at the mean between the latest bid and ask prices. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold, without regard to any unrealized gain or loss on the underlying stock index, and the liability related to such option is eliminated.

d) Purchased Option Accounting - The Fund purchases put options on stock indices to hedge against a general decline in the stock market or in a particular market segment or industry. Premiums paid for option contracts purchased are included in the Schedule of Investments. Option contracts are valued at the mean between the latest bid and ask prices. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying stock indices.

e) Short Positions - The Fund may engage only in short sales "against-the-box." In these transactions, the Fund sells short securities it owns or has the right to obtain without payment of additional consideration. For financial statement purposes, when the Fund enters into a short sale the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends paid on securities sold short. The Fund's receivable from broker for proceeds on securities sold short is with one securities dealer. The Fund does not require the broker to maintain collateral in support of these receivables.

f) Distributions to Shareholders - Dividends from net investment income and net realized capital gains, if any, are declared and paid annually. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and realized gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America.

g) Federal Income Taxes - No provision for federal income taxes has been made since the Fund intends to comply with the provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders.

h) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
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NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

i) Other - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available, and interest income is recognized on an accrual basis. Interest income includes $194,749 of interest earned on receivables from broker for proceeds on securities sold short.

The Fund may utilize derivative instruments including written options, purchased options and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The use of these instruments may involve additional investment risks including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities.

3. SHARES OF BENEFICIAL INTEREST

Share transactions were as follows:

                            YEAR ENDED         YEAR ENDED
                         OCTOBER 31, 2001   OCTOBER 31, 2000
                         ----------------   ----------------
Shares sold                   355,660            225,279
Shares reinvested                   0             25,135
Shares redeemed              (234,107)          (976,580)
                            ---------          ---------
Net increase (decrease)       121,553           (726,166)
Shares outstanding:
  Beginning of year         4,085,698          4,811,864
                            ---------          ---------
  End of year               4,207,251          4,085,698
                            =========          =========

4. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term investments, options and short positions, for the year ended October 31, 2001, were as follows:

       PURCHASES                   SALES
-----------------------   -----------------------
   U.S.                      U.S.
GOVERNMENT     OTHER      GOVERNMENT     OTHER
----------     -----      ----------     -----
        0    $4,226,765           0    $7,212,676

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 14

GRANUM VALUE FUND

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NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

At October 31, 2001, gross unrealized appreciation and depreciation of investments for tax purposes was as follows:

Appreciation                   $ 33,294,680
(Depreciation)                  (11,183,090)
                               ------------
Net unrealized appreciation
  on investments               $ 22,111,590
                               ============

At October 31, 2001, the cost of investments for federal income tax purposes was $94,366,768.

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Adviser - Granum Capital Management, L.L.C. (the "Adviser") provides investment advisory services to the Fund pursuant to an investment advisory agreement. Under the terms of the agreement, the Adviser receives a fee, accrued daily and payable monthly at the annual rate of 1.25% of the Fund's average daily net assets (the "Basic Fee"), which is adjusted monthly (the "Monthly Performance Adjustment") depending on the extent to which the investment performance of the Fund, after expenses, exceeds or was exceeded by the percentage change in the investment performance of the S&P 500 Index. The Monthly Performance Adjustment may increase or decrease the total advisory fee payable to the Adviser (the "Total Advisory Fee") by up to 0.75% per year of the value of the Fund's average daily net assets. During the year ended October 31, 2001, the Fund's Adviser earned investment advisory fees at an annual rate of 2.00% of average daily net assets after the Monthly Performance Adjustment.

Distribution Plan - Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, the Fund has adopted a distribution plan (the "Distribution Plan"). Under the Distribution Plan, the Fund compensates its Distributors, Mercer Allied Company ("Mercer") and Granum Securities, L.L.C. ("Granum Securities"), in consideration of the services they provide in connection with the sale of the Fund's shares to investors ("Distribution Services") and for the furnishing of account related services by the Distributors and securities dealers to shareholders of the Fund ("Shareholder Services"). Shareholder Services provided by the Distributors and securities dealers include responding to shareholder inquiries regarding the Fund and their accounts with the Fund, and providing shareholders with reports, information and services related to their Fund accounts. Granum Securities is an affiliate of, and is under common control with, the Adviser.

As compensation for Distribution Services, the Fund makes monthly payments to the Distributors, computed at the annual rate of 0.50% of the Fund's average net assets. From such compensation, the Distributors make payments to securities dealers that have sold shares of the Fund to their customers in such amounts as may be agreed to by the Distributors and dealers. As compensation for Shareholder Services, the Fund makes monthly payments to the Distributors, computed at the annual rate of 0.25% of the Fund's average net assets.
--------------------------------------------------------------------------------

GRANUM VALUE FUND

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NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

The Fund incurred the following expenses for Distribution and Shareholder Services for the year ended October 31, 2001:

                             DISTRIBUTION        SHAREHOLDER
                               SERVICES           SERVICES
                             ------------        -----------
Mercer                         $552,345           $276,173
Granum Securities                49,795             24,897

Other - Firstar Mutual Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund.

Firstar Bank, NA serves as custodian for the Fund.

6. SECURITIES LENDING

The Fund has entered into a securities lending arrangement with the custodian. Under the terms of the agreement, the custodian is authorized to loan securities on behalf of the Fund to approved brokers against the receipt of cash collateral at least equal to the value of the securities loaned. The cash collateral is invested by the custodian in a money market pooled account approved by the Adviser. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. The agreement provides that after predetermined rebates to the brokers, the income generated from lending transactions is allocated 60% to the Fund and 40% to the custodian. As of October 31, 2001, the Fund had on loan securities valued at $896,029 and collateral of $913,950.

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 16

GRANUM VALUE FUND

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REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of Granum Value Fund and Board of Trustees of
Granum Series Trust

In our opinion, the accompanying statement of assets and liabilities, including the Schedules of Investments and of Securities Sold Short, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Granum Series Trust -- Granum Value Fund (the "Fund") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Pricewaterhousecoopers LLP

Milwaukee, Wisconsin
November 30, 2001

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                                                                              17

GRANUM VALUE FUND

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This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of Granum Value Fund. Please call 1-888-5-GRANUM (547-2686) for a free prospectus. Read it carefully before you invest.
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